UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Long Island Iced Tea Corp.

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LONG ISLAND ICED TEA CORP.
116 Charlotte Avenue
Hicksville, New York 11801

NOTICE

OF

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2017

To the Stockholders of Long Island Iced Tea Corp.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Long Island Iced Tea Corp., a Delaware corporation (the “Company”), will be held at the offices of the Company’s general counsel, Graubard Miller, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on August 9, 2017 at 10:00 a.m., local time, for the following purposes:

1.	to elect four members of the Company’s board of directors (the “Board”) as Class 2 directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified;

2.	to approve the Company’s 2017 Long-Term Incentive Equity Plan (the “2017 Plan”);

3.	to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017; and

4.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on June 27, 2017 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Richard Allen
Richard Allen, Secretary

July 14, 2017

Hicksville, New York

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on August 9, 2017: The Company’s Proxy Statement and Annual Report on Form 10-K are available at http://www.cstproxy.com/longislandicedtea/2017.

LONG ISLAND ICED TEA CORP.
116 Charlotte Avenue
Hicksville, New York 11801

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 9, 2017

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on August 9, 2017, at 10:00 a.m., local time, and any adjournment or postponement thereof. The Annual Meeting will be held at the offices of the Company’s general counsel, Graubard Miller, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

The Company’s annual report for the fiscal year ended December 31, 2016 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed beginning on or around July 18, 2017 in connection with the solicitation of proxies by the Board.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are three proposals being presented for stockholder vote at the Annual Meeting:

●	the election of four members of the Board as Class 2 directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

●	the approval of the 2017 Plan (the “2017 Plan Proposal”); and

●	the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2017 (the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the director nominees named in this proxy statement;

●	“FOR” the approval of the 2017 Plan; and

●	“FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, June 27, 2017, are entitled to vote at the Annual Meeting. As of the record date, 8,488,629 shares of common stock were outstanding. Holders of the Company’s common stock have one vote for each share that they own on such date.

How do I submit my vote?

Record holders can vote by the following methods:

●	By mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

●	In person. You may attend the Annual Meeting and vote in person using the ballot provided to you at the meeting.

Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares in person at the Annual Meeting unless they obtain a legal proxy from the stockholder of record, present it to the inspector of election at the Annual Meeting and produce valid identification. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy.

What is the difference between a “record holder” and a “beneficial owner” of the Company’s common stock?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the record holder for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote in person.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

What does it mean to vote “by proxy”?

When you vote by proxy, you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Julian Davidson, the Company’s Executive Chairman; and Philip Thomas, the Company’s Chief Executive Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the director nominees named in this proxy statement, “FOR” the 2017 Plan Proposal and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Director Election Proposal and the 2017 Plan Proposal generally are considered non-routine proposals. Therefore, broker non-votes generally may occur with respect to these matters in connection with the Annual Meeting.

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How do I revoke my proxy or voting instructions?

A record holder may revoke his, her or its proxy by (i) submitting a written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, Long Island Iced Tea Corp., 116 Charlotte Avenue, Hicksville, New York 11801.

Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, a “broker non-vote” may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter as described above. The shares subject to a proxy which are not being voted on a particular matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

How many votes are required to approve each proposal?

Director Election Proposal. Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the election.

2017 Plan Proposal. Approval of the 2017 Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Accountant Ratification Proposal. Ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

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DIRECTOR ELECTION PROPOSAL

The Board is divided into two classes, Class 1 and Class 2. Currently, there are three directors in Class 1, Edward Hanson, Kerry Kennedy and Richard Y. Roberts, whose terms expire at the next succeeding annual meeting of stockholders, and four directors in Class 2, Julian Davidson, Philip Thomas, Paul Vassilakos and Tom Cardella, whose terms expire at this Annual Meeting. Accordingly, at this Annual Meeting, the Company’s stockholders will elect four directors, to hold office until the second succeeding annual meeting and until their respective successors are duly elected and qualified.

The Board is nominating the current Class 2 directors, Julian Davidson, Philip Thomas, Paul Vassilakos and Tom Cardella, for re-election as Class 2 directors. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

Each of these nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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2017 PLAN PROPOSAL

The Board approved the 2017 Plan in April 2017. The purpose of the 2017 Plan is to assist in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The 2017 Plan authorizes the award of stock-based incentives to encourage eligible employees, officers, directors, and consultants, as described below, to expend maximum effort in the creation of stockholder value. At the Annual Meeting, stockholders will vote on a proposal to approve the 2017 Plan.

Reasons for the 2017 Plan

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. Its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. The Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals.

The Company has issued awards covering substantially all of the shares under its 2015 Long-Term Incentive Equity Plan. The Board believes that increased capacity to make equity awards provided by the 2017 Plan is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. The Board further believes the 2017 Plan contains provisions consistent with current best practices. The shares reserved under the 2017 Plan will represent 9.3% of the Company’s currently outstanding common stock (after giving effect to the Company’s public offerings completed in June and July 2017).

Summary of the 2017 Plan

The following is summary of the principal features of the 2017 Plan, assuming the 2017 Plan Proposal is approved. The summary is qualified in its entirety by reference to the full text of the 2017 Plan, which is set forth in Annex A.

Purpose

The purpose of the 2017 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2017 Plan is administered by the compensation committee. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “outside directors,” as defined in the regulations issued under Section 162(m) of the Code, and “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan

Assuming the 2017 Plan Proposal is approved, the Board has reserved 850,000 shares of Company common stock for issuance under the 2017 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2017 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the company will not be available for future award grants under the plan.

Under the plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

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Eligibility

The Company may grant awards under the 2017 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours. Based on the current number of employees and consultants of the Company and on the current size of the Board, the Company estimates that approximately 35 individuals will be eligible for awards under the 2017 Plan.

Types of Awards

Options. The 2017 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2017 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

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Stock Appreciation Rights. Under the 2017 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2017 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2017 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2017 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2017 Plan or any of the Company’s other plans.

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Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, and the company’s board of directors does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2017 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, which has been approved by the company’s board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2017 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the company upon the tender by the company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2017 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

Award Limitation

Assuming the 2017 Plan Proposal is approved, no participant may be granted awards for more than 350,000 shares under the plan in any calendar year.

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the company under the 2017 Plan are contingent on such arrangements being made.

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Term and Amendments

Unless terminated by the board, the 2017 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2017 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

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On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits. Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and four most highly paid executive officers. Certain performance-based compensation approved by stockholders is not subject to the deduction limit. The 2017 Plan has been designed such that stock options and stock appreciation rights awarded under the plan may constitute performance-based compensation not subject to Section 162(m) of the Code. One of the requirements for such treatment is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, assuming that the 2017 Plan Proposal is approved, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 350,000.

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Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2017 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The following table sets forth information with respect to stock options previously granted under the 2017 Plan. The stock options are not exercisable prior to the Company’s stockholders approving the 2017 Plan. The stock options will be deemed cancelled, if the stockholders do not approve the 2017 Plan.

Name and Position	Shares Underlying Stock Options
Julian Davidson	15,000
Executive Chairman

Philip Thomas	15,000
Chief Executive Officer

Richard Allen	70,000	(1)
Chief Financial Officer

All Executives as a Group	100,000

All Non-Executive Directors as a Group	–

All Non-Executive Employees as a Group	87,647

(1)	Mr. Allen has entered into a separation agreement with the Company, pursuant to which he will continue as the Company’s Chief Financial Officer until August 15, 2017. Upon his transitioning out of this role, this option shall terminate as to 23,333 shares.

Except as set forth above, the benefits that will be awarded or paid under the 2017 Plan are not currently determinable. Awards granted under the 2017 Plan are within the discretion of the committee and, except as set forth above, the committee has not determined any future awards or who might receive them.

Required Vote and Recommendation

Approval of the 2017 Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2017 PLAN.

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ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

Marcum LLP has served as the Company’s independent registered public accounting firm since it was retained to perform the audit for the Company’s fiscal year ended December 31, 2015. Marcum LLP also previously served as the accounting firm for Long Island Brand Beverages LLC (“LIBB”) and as the independent registered public accounting firm for Cullen Agricultural Holding Corp. (“Cullen”), which became wholly owned subsidiaries of the Company upon the consummation of the business combination between the Company, Cullen and LIBB (the “Business Combination”) in May 2015. While stockholder ratification of the Board’s decision to retain Marcum LLP is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Marcum LLP has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Marcum LLP will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following fees were paid to Marcum LLP for services rendered in years ended December 31, 2016 and 2015:

Fee Category	2016	2015
Company:
Audit Fees	$143,425	$69,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees(1)	$69,630	—
Cullen:
Audit Fees	—	$33,634
Audit Related Fees	—	—
Tax Fees(2)	—	$3,975
All Other Fees	—	—
LIBB:
Audit Fees	—	$33,670
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	For services rendered for all other 2016 filings including Forms S-1, S-3, S-5, and proxy statements.

(2)	For tax compliance work.

Pre-Approval of Audit and Non-Audit Services

The Company’s audit committee pre-approved all the foregoing services provided to the Company. Cullen’s audit committee pre-approved all of the foregoing services provided to it. Because LIBB did not have an audit committee, the foregoing services provided to LIBB were approved by its managing member and board of managers. In accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), before the Company engages its independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by the Company’s audit committee.

Required Vote and Recommendation

Ratification of the appointment of Marcum LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The Company’s directors and executive officers are as follows:

Name	Age	Position
Julian Davidson	52	Executive Chairman
Philip J. Thomas	41	Chief Executive Officer and Director
Tom Cardella	62	Director
Edward Hanson	42	Director
Kerry Kennedy	57	Director
Richard Y. Roberts	65	Director
Paul N. Vassilakos	40	Director
Richard B. Allen(1)	62	Chief Financial Officer

(1)	Mr. Allen has entered into a separation agreement with the Company, pursuant to which he will continue as the Company’s Chief Financial Officer until August 15, 2017.

Julian Davidson has been the Company’s Executive Chairman since June 2016 and a consultant to the Company since June 2015. Mr. Davidson has also served on the board of Smartfoods Limited, a privately held food manufacturing, marketing and distribution company, since May 2015. From October 2011 to June 2015, Mr. Davidson served on the board of the Lantern Hotel Group, an Australian Stock Exchange-listed company. From April 2009 to December 2014, Mr. Davidson was Chief Executive Officer of Independent Liquor (NZ) Limited. From February 2007 to April 2009, Mr. Davidson was Chief Financial Officer of Independent Liquor Group. From September 2006 to January 2007, Mr. Davidson acted as a consultant to a consortium of private equity investors who acquired Independent Liquor (NZ) Limited. From April 2005 to October 2006, Mr. Davidson formed and ran Consolidated Hotels and Taverns Limited, an investment company which purchased and operated a portfolio of hotels and taverns. From 1991 to 2005, Mr. Davidson held senior management and leadership roles in Lion Nathan, Australasia’s largest brewer, including as Managing Director of Lion Breweries (NZ) Limited from January 2002 to March 2005. Commencing September 2001, Mr. Davidson completed three months at Harvard Business School, graduating with a Program for Management Development (PMD) in December 2011. From March 1998 to September 2001, Mr. Davidson served as Managing Director of the Tooheys Brewery. From September 1996 to March 1998, Mr. Davidson acted as Finance Director for Lion Nathan Australia. From August 1995 to September 1996, Mr. Davidson worked at Pepsi Cola Bottlers Australia/New Zealand (a Lion Nathan/Pepsi Cola International JV) as Finance Director. From August 1992 to August 1995, he served as the Finance Director of the Swan Brewery in Western Australia. From August 1991 to August 1992, Mr. Davidson was the Lion Nathan Group Internal Audit Manager. From 1985 to 1991, Mr. Davidson worked as an auditor with Deloitte. Mr. Davidson’s tertiary education was at the Auckland Technical Institute (1983 – 1986). Mr. Davidson is a Chartered Accountant (NZ). The Company believes Mr. Davidson’s contacts and past business experience in the U.S. and global beverage industry make him well suited to serve as a member of the Board.

Philip J. Thomas has served as the Company’s Chief Executive Officer and as member of the Board since the consummation of the Business Combination on May 27, 2015. Mr. Thomas also served as the Company’s Chairman of the Board from May 2015 until June 2016. Mr. Thomas also has served as the Chief Executive Officer of LIBB since its formation in February 2011 and previously served as the Managing Member and a member of the board of managers of LIBB from February 2011 until May 2015. Since 2005, Mr. Thomas has also served as President of Capital Link LLC, a nationally recognized ATM processing network that he founded. Capital Link partnered with, among others, WSFS Bank (NASAQ: WSFS), Cash Connect, RBSWorldPay (RBS) and Switch Commerce, and these parties, in the aggregate, fund over 13,000 ATMs in all 50 states with over $8 billion annually. From 2008 to November 2010, he served as Chief Executive Officer of KarbonEx Corp, a company he founded dedicated to creating innovative, market driven solutions to address climate change and resolve the way businesses impact the environment. Prior to this, Mr. Thomas revitalized his family’s 45 year old food and beverage distribution business, Magnum Enterprises, by creating strategic partnerships with Coca-Cola, Vitamin Water and Kelloggs. Mr. Thomas began his career in 1998 while attending college at James Madison University where he created Highlawn Restaurant & Lounge, which he sold in 2001. Mr. Thomas received a B.S. from James Madison University, where he was a Division I GTE scholar athlete. The Company believes Mr. Thomas’ business experience in the beverage industry makes him well suited to serve as a member of the Board.

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Tom Cardella has served as a member of the Board since April 2016. Mr. Cardella is the founder of Cardella & Associates LLC and is a beverage industry consultant. Prior to founding Cardella & Associates in February 2015, Mr. Cardella was the President and Chief Executive Officer of Tenth and Blake Beer Company, a division of MillerCoors, from June 2010 to January 2015. He also served as President Eastern Division for MillerCoors from June 2008 to June 2010, where he was responsible for all commercial operations in the eastern half of the United States. Prior to the merger with Coors, Mr. Cardella was Executive Vice President of Sales and Distribution for Miller Brewing Company from May 2006 to June 2008. From August 2005 through April 2006, he held the position of Senior Vice President of Market Development and Import Brands with Miller. Prior to rejoining the Miller Brewing Company in August 2005, Mr. Cardella spent nearly a decade at InBev where he held several senior-level positions, including U.S. Vice President of Sales from September 2004 through August 2005, Chief Executive Officer of Beck’s North America from June 2003 through August 2004, Vice President of Strategy for FEMSA Cerveza in Monterey, Mexico (joint venture of InBev/Femsa) from January 2001 through May 2003, and Vice President of Marketing at Labatt USA from January 1996 through December 2000. Mr. Cardella spent the earlier years of his career with Miller Brewing Co. from 1978 through 1995 in various sales and marketing positions. Mr. Cardella has served on the board of directors of the Green Bay Packers since July 2010, the United Way of Greater Milwaukee since March 2010 and the Marcus Center for Performing Arts since July 2012. He also has served on the board of directors for the North American Brewing Company (parent company is FIFCO, San Jose, Costa Rica) since January 2016. Mr. Cardella received a B.A. from the State University of New York College at Geneseo and completed the Advanced Management Program at Harvard Business School in 2000. The Company believes Mr. Cardella’s contacts and past business experience in the beverage industry make him well suited to serve as a member of the Board.

Edward Hanson has been a member of the Board since the consummation of the Business Combination on May 27, 2015. Mr. Hanson also has been a member of Cullen’s board of directors since October 2009. Mr. Hanson has served as a principal of Global Partners Fund, a private equity fund investing in asset backed businesses, since 2009. Prior to this, he was a director of Babcock & Brown (UK) Ltd. Babcock & Brown was a principal investment firm headquartered in Sydney and Mr. Hanson worked in the London office from 1997 to 2009. He focused on Private Equity and Real Estate. Mr. Hanson received a Bachelor of Commerce from the University of Auckland in New Zealand. The Company believes Mr. Hanson’s business experience and contacts and relationships make him well suited to serve as a member of the Board.

Kerry Kennedy has been a member of the Board since the consummation of the Business Combination on May 27, 2015. Ms. Kennedy also has been a member of Cullen’s board of directors since October 2009. She is an American human rights activist and writer. Since April 1988, she has worked at the Robert F. Kennedy Human Rights and acted as its executive director and currently its president. Ms. Kennedy was the chair of the Amnesty International Leadership Council from January 1999 to 2010. She was a director of Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009, a director of Triplecrown from June 2007 to October 2009 and a director of Home Loan Servicing Solutions, Ltd. from October 2011 to December 2015. She also served on the board of directors of the International Center for Ethics, Justice and Public Life at Brandeis University. She has served on the board of Aptus Health since 2014. She also serves on the boards of directors of the United States Institute of Peace, a Senate confirmed position, and Human Rights First. Ms. Kennedy received a B.A. from Brown University in 1982 and an LLM from Boston College Law School in 1987. The Company believes Ms. Kennedy’s contacts and philanthropic work make her well suited to serve as a member of the Board.

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Richard Y. Roberts has been a member of the Board since the consummation of the Business Combination on May 27, 2015. Mr. Roberts also has been a member of Cullen’s board of directors since October 2009. In March 2006, Mr. Roberts co-founded a regulatory/legislative consulting firm, Roberts, Raheb & Gradler LLC. He was a partner with Thelen Reid & Priest LLP, a national law firm, from January 1997 to March 2006. From August 1995 to January 1997, Mr. Roberts was a consultant at Princeton Venture Research, Inc., a private consulting firm. From 1990 to 1995, Mr. Roberts was a commissioner of the Securities and Exchange Commission (the “SEC”), and, in this capacity, was actively involved in, has written about or has testified on, a wide range of subjects affecting the capital markets. Since leaving the SEC, Mr. Roberts has been a frequent media commentator and writer on various securities public policy issues and has assisted the Governments of Romania and Ukraine in the development of a securities market. Mr. Roberts was a director of Red Mountain Resources, Inc., an oil and natural gas exploration public company, from October 2011 until February 2016. He was a director of Nyfix, Inc. from September 2005 to December 2009, Endeavor Acquisition Corp. from July 2005 to December 2007, a director of Victory Acquisition Corp. from January 2007 to April 2009 and a director of Triplecrown from June 2007 to October 2009. From 1987 to 1990, he was the chief of staff for Senator Richard Shelby. He is a member of the Alabama Bar and the District of Columbia Bar. Mr. Roberts is a member of the Advisory Board of Securities Regulation & Law Reports, of the Advisory Board of the International Journal of Disclosure and Governance, and of the Editorial Board of the Municipal Finance Journal. Mr. Roberts also previously served as a member of the District 10 Regional Consultative Committee of the Financial Industry Regulatory Authority, the Market Regulation Advisory Board of the FINRA, and the Legal Advisory Board of the FINRA. Mr. Roberts received a B.E.E. from Auburn University in 1973, a J.D. from the University of Alabama School of Law in 1976, and a Master of Laws from the George Washington University Law Center in 1981. The Company believes Mr. Roberts’ contacts and past business experience, including at the SEC, make him well suited to serve as a member of the Board.

Paul N. Vassilakos has served as a member of the Board since the Company’s inception. In addition, he served as the Company’s Chief Executive Officer from its inception until the consummation of the Business Combination on May 27, 2015. Mr. Vassilakos also has served as Cullen’s Chief Executive Officer and as a member of its board of directors since November 2013 and as Cullen’s assistant treasurer since October 2009. Mr. Vassilakos founded Petrina Advisors, Inc., a privately held advisory firm providing investment banking services, in July 2007 and has served as its president since its formation. Mr. Vassilakos also founded and, since December 2006, has served as the vice president of Petrina Properties Ltd., a privately held real estate holding company. From November 2011 through February 2012, Mr. Vassilakos served as Chief Executive Officer, Chief Financial Officer and director of Soton Holdings Group, Inc., a publicly held company now known as Rio Bravo Oil, Inc. Mr. Vassilakos also previously served as interim President and Chief Executive Officer of Red Mountain Resources, Inc. from February 2011 to March 2011. From February 2002 through June 2007, Mr. Vassilakos served as vice president of Elmsford Furniture Corp., a privately held furniture retailer in the New York area. Mr. Vassilakos also served on the Boards of Directors of Cross Border Resources, Inc. (since April 2012) and Red Mountain Resources, Inc. (since October 2011), oil and natural gas exploration public companies, until February 2016. Mr. Vassilakos received a B.S. in finance from the Leonard N. Stern Undergraduate School of Business in 1998 and was a licensed Registered Securities Representative (Series 7 and 63) from February 1996 through February 2002. The Company believes Mr. Vassilakos’s extensive public company and capital markets experience, as well as his professional contacts and other business experience, make him well suited to serve on the Board.

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Richard B. Allen has served as the Company’s Chief Financial Officer since June 2016. Mr. Allen previously worked for Beverage Innovations, an incubator beverage company, serving on its board of directors from July 2011 to November 2015 and serving as Chief Financial Officer from July 2011 to September 2012. Prior to Beverage Innovations he was a consultant to various beverage companies from 2007 to 2011. For over ten years Mr. Allen previously held various senior positions at Snapple and Cadbury Schweppes, who purchased Snapple in 2000 from Triarc Industries. He served as Senior Vice President of Business Development and Mergers and Acquisitions for Cadbury Schweppes Americas Beverages from 2006 to 2007. Mr. Allen also served as General Manager of Pacific Snapple Distributors from 2004 to 2005, Senior Vice President of Business Development and M&A for Snapple Distributors from 2003 to 2004 and Chief Financial Officer of Snapple Beverage Group from 1997 to 2003. Before joining Snapple, Mr. Allen worked for RJR Nabisco, previously Nabisco Brands and Standard Brands, from 1979 to 1996 in various audit, accounting and analytic positions culminating in Vice President and Corporate Assistant Controller. Mr. Allen began his career in public accounting with PriceWaterhouse Coopers from 1977 to 1979. Mr. Allen received a B.S. in Accounting from Lehigh University in 1977 and an MBA in Finance from Fairleigh Dickinson University in 1993. Mr. Allen is a Certified Public Accountant.

Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Leadership Structure

The Board is divided into two classes, Class 1 and Class 2. The Class 2 directors will hold office until this Annual Meeting and the Class 1 directors will hold office until the next succeeding annual meeting of stockholders. Each director holds office until the second succeeding annual meeting of stockholders after his or her election, or until his or her death, resignation, removal or the earlier termination of his or her term of office. Edward Hanson, Kerry Kennedy and Richard Y. Roberts are the Class 1 directors and Julian Davidson, Philip Thomas, Paul Vassilakos and Tom Cardella are the Class 2 directors.

The Board has determined to keep the positions of chairman of the board and principal executive officer separate at this time. This permits the Company’s principal executive officer to concentrate his efforts on managing the Company’s business operations and development. This also allows the Company to maintain an independent chairman of the board who oversees, among other things, communications and relations between the Board and senior management, consideration by the Board of the Company’s strategies and policies and evaluation by the Board of the Company’s principal executive officer.

Independence of Directors

The Company’s common stock is listed on the Capital Market of The NASDAQ Stock Market (“Nasdaq”) and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Messrs. Hanson, Roberts and Cardella and Ms. Kennedy is an independent director.

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Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2016, the Board met two times and acted by written consent eight times. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served, except for Ms. Kennedy who was absent for one meeting of the Board. The directors are strongly encouraged to attend meetings of shareholders.

The Board has four separately standing committees: the audit committee, the compensation committee, the nominating committee and the strategy committee. Each committee (other than the strategy committee) is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://investors.longislandicedtea.com/committees-charters.

Audit Committee

The audit committee consists of Tom Cardella, Edward Hanson and Richard Y. Roberts, each of whom is “independent” as defined in Rule 10A-3 of the Exchange Act and the Nasdaq listing standards, with Mr. Hanson serving as chairman. During the fiscal year ended December 31, 2016, the audit committee met four times and acted by written consent two times. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies; and

●	reviewing and approving any related party transactions the Company may enter into. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The definition of “financially literate” generally means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. The Company has determined that Edward Hanson qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for year ended December 31, 2016 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and the audit committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Marcum LLP and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2016.

Submitted by the Audit Committee:

Edward Hanson (Chairman)
Tom Cardella
Richard Y. Roberts

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Compensation Committee

The compensation committee consists of Tom Cardella and Richard Y. Roberts, each of whom is an independent director, with Mr. Cardella serving as chairman. During the fiscal year ended December 31, 2016, the compensation committee met two times and acted by written consent three times. The principal functions of the compensation committee are:

●	evaluating the performance of the Company’s officers,

●	reviewing any compensation payable to the Company’s directors and officers,

●	preparing compensation committee reports, and

●	administering the issuance of any common stock or other equity awards granted to the Company’s officers and directors.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The compensation committee will consider the recommendations of the Executive Chairman and the Chief Executive Officer when determining compensation for the other executive officers. Executive officers do not determine any element or component of their own pay package or total compensation amount. The Chief Executive Officer has no role in determining and is not present for any discussions regarding his own compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans. In addition, the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee. The Company engaged a compensation consultant as part of its development of an overall compensation strategy and establishment of individual compensation arrangements during the fiscal year ended December 31, 2016.

Nomination Committee

The nominating committee consists of Edward Hanson and Kerry Kennedy, each of whom is an independent director under the Nasdaq listing standards. During the fiscal year ended December 31, 2016, the nominating committee acted by written consent one time. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee will consider persons identified by its members, management, stockholders and others.

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The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time. Though the Board does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates. The nominating committee does not distinguish among nominees recommended by stockholders and other persons. The Company does not pay any fee to or otherwise engage any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to our board of directors.

In addition, pursuant to the Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of December 31, 2014 and amended as of April 23, 2015, by and among the Company, Cullen, Cullen Merger Sub, Inc., LIBB Acquisition Sub, LLC, LIBB and certain of the former members of LIBB, the parties to the agreement have agreed to take all necessary action so that Messrs. Thomas, Vassilakos, Hanson and Roberts and Ms. Kennedy are elected as directors through 2018.

Strategy Committee

The strategy committee, which was formed during 2017, consists of Tom Cardella, Julian Davidson and Philip Thomas. The strategy committee is responsible for reviewing the overall strategic and financial plans of the Company.

Advisors to the Strategy Committee

The strategy committee has engaged advisors to assist its management in exploring business opportunities. These advisors regularly provide the Company with advice on product development and business opportunities. The advisors have entered into confidentiality agreements with the Company and retain no intellectual property rights to the Company’s products. They are compensated for their time through awards of stock and annual cash fees. The current advisors are:

John Carson. Mr. Carson is Chairman of the Board of Intercontinental Beverage Capital Inc. (“IBC”). He is former Chairman, Chief Executive Officer and President of several leading beverage companies including Marbo, Inc. and Triarc Beverages, both private equity backed corporations. As Chairman of Triarc Beverages (RC Cola), he led the acquisition and integration of Snapple Beverages and expanded business internationally by leading negotiations in China, Japan, Mexico, South America, Russia and Poland. Mr. Carson led the sale of the entire beverage portfolio of Triarc to Cadbury Schweppes, generating a significant return for investors. He is former President of Cadbury Schweppes North America where he led the expansion of the Schweppes brand beyond mixers and into adult soft drinks. He also led the expansion of the Tampico brand throughout new markets, including Mexico, Brazil and the emerging U.S. Hispanic and African American markets. Mr. Carson is a Board Member of the National Soft Drink Association and Director of Water Source Inc.

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Dan Holland. Mr. Holland is the former Chief Executive Officer of XXIV Karat Wines, which was founded in 2012 and offers the first gold infused sparkling wine. He is the former President and Chief Executive Officer of The Rising Beverage Co (Los Angeles, CA) and prior to that served as an adviser for First Beverage Group. Mr. Holland began his career at Mission Beverage, where he served as president for 15 years. During his tenure as President of Mission Beverage, Mr. Holland served on many distributor and supplier councils, which help companies such as Coors Brewing Co., Heineken, Guinness, Anheuser-Busch InBev and Glaceau, direct their business nationally and internationally.

Andres Siefken. Mr. Siefken is currently the EVP Marketing and Communications for Mastercard, having joined Mastercard in April 2017. In this role, he is responsible for the well-known Priceless marketing platform, the company’s reputation and competitive differentiation, and driving business for Mastercard products and services in North America. Prior to Mastercard, from 2015 to 2017, Mr. Siefken served as Principal and Advisor for The New England Consulting Group (“NECG”). As member of the retail, digital, consumer and innovation practices of NECG, Mr. Siefken helped CPG and Retail Executives find transformational strategies to accelerate growth. Prior to the NECG, from 2006 to 2015, Mr. Siefken served as Chief Marketing Officer and Executive Vice President of Daymon Worldwide, a global leader in private brand development and retail services. During that time, he was responsible for leading the corporate branding, global marketing, analytics and innovation teams for the company’s five businesses, as well as the operation of the Galileo Global Brand Group agency. Mr. Siefken began his career at Procter & Gamble before moving to escalating roles with beverage global leaders Allied Domecq Spirits and Wine, and Anheuser-Busch InBev.

David “Bump” Williams. Mr. Williams is the President and Chief Executive Officer of The BWC Company, a consulting company that works across the entire 6-tier network of beverages. Mr. Williams began his career at Procter & Gamble (“P&G”) where he developed a National Sales Program (Publishers Clearing House) that incorporated all P&G brands being merchandised across the United State with key national retailers. In 1986 he left P&G to head up Analytics and National Accounts at the A.C. Nielsen Company where he developed the industry’s first Beverage Vertical servicing a multitude of manufacturers, retailers and distributors. In 1994 he joined Information Resources, Inc. as the President of Global Consulting where he was responsible for the use of store-level data and consumer segmentation analyses that allowed the beverage industry to develop specific advertising, point of sale and new product launches at targeted consumers and specific demographic audiences. In 2008, Mr. Williams resigned his post at IRI and retired but has continued to provide consulting to several retailers to conduct analyses on the health of their beverage business and determine business plans and strategies designed to capitalize on changing consumer purchase behavior. He works on new product launches, pricing and promotion analytics, mergers and acquisitions, market expansion and strategic business planning. Mr. Williams serves on several boards of directors and advisors across the beverage alcohol and non-alcoholic beverage community.

Code of Ethics

In May 2015, upon consummation of the Business Combination, the Board adopted a code of ethics that applies to the Company’s directors, officers and employees, including its Chief Executive Officer and Chief Financial Officer, as well to the directors, officers and employees of subsidiaries the Company has or may have in the future. The Company will provide a copy of its code of ethics, upon request of any person, without charge. Requests should be sent in writing to Long Island Iced Tea Corp., 116 Charlotte Avenue, Hicksville, New York 11801. The code of ethics also is available free of charge on the Company’s website at http://investors.longislandicedtea.com/committees-charters.

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Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Long Island Iced Tea Corp., 116 Charlotte Avenue, Hicksville, New York 11801. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

In connection with the consummation of the Business Combination on May 27, 2015, the Company adopted compensation arrangements for the Company’s nonemployee directors. Each non-employee director receives an annual cash fee of $30,000. In addition, each non-employee director receives an annual award of $35,000 in shares of the Company’s common stock, valued as of December 31st of such year. The stock awards are not subject to vesting or other contractual restrictions.

The following table sets forth all compensation of the Company’s directors for the fiscal year ended December 31, 2016. The compensation for Mr. Davidson, who is the Company’s Executive Chairman, and Mr. Thomas, who is the Company’s Chief Executive Officer, is fully reflected in “Executive Compensation—Summary Compensation Table” below.

Director Compensation for 2016

Name	Fees earned or paid in cash ($)		Stock awards ($)(1)	Total ($)
Paul Vassilakos	30,000		35,000	65,000
Edward Hanson	30,000		35,000	65,000
Kerry Kennedy	30,000		35,000	65,000
Thomas Cardella	26,500	(2)	35,000	61,500
Richard Y. Roberts	30,000		35,000	65,000

(1)	On January 17, 2017, each of Messrs. Vassilakos, Hanson, Cardella and Roberts and Ms. Kennedy were granted 8,393 shares of our common stock for their service as directors in 2016. The stock awards are not subject to vesting or other contractual restrictions. The amounts reported in the stock awards column represent the aggregate grant date fair value of awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are disclosed in our audited consolidated financial statements for the year ended December 31, 2016 contained in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)	The amount includes $4,000, which was paid to Mr. Cardella for his services on the Company’s advisory board (which was reorganized as the strategy committee during 2017) prior to becoming a member of the Board.

In addition, in March 2017, Tom Cardella was granted 5,000 shares as compensation for the referral of a prospective employee and Paul Vassilakos was granted a five-year option to purchase 70,000 shares of common stock, at an exercise price of $4.50 per share, as compensation for his service to the Company.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s Chief Executive Officer and each of its two most highly compensated executive officers other than its Chief Executive Officer (who are sometimes referred to collectively as the “Named Executive Officers”) for the fiscal years ended December 31, 2016 and 2015.

Name and Principal Position	Year	Salary (S)	Bonus ($)		Stock Awards ($)		Option Awards ($)(1)		All Other Compensation ($)		Total ($)
Julian Davidson(2)	2016	-	211,250	(6)	381,161	(7)	776,933	(9)	167,499	(14)	1,536,843
Executive Chairman	2015	-	-		-		-		-		-
Philip Thomas(3)	2016	150,484	-		-		-		27,155	(12)	177,639
Chief Executive Officer	2015	99,300	-		-		497,600	(10)	13,572	(12)	610,472
Richard Allen(4)	2016	100,538	-		181,582	(8)	-		19,500	(13)	301,610
Chief Financial Officer	2015	-	-		-		-		-		-
Peter Dydensborg(5)	2016	130,500	-		-		-		24,235	(12)	154,735
Former Chief Operating Officer	2015	135,808	-		-		364,909	(11)	21,211	(12)	521,928

(1)	Represents the aggregate grant date fair value of awards computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are disclosed in Note 10 to our audited consolidated financial statements for the year ended December 31, 2016 contained in our Annual Report on Form 10-K K for the year ended December 31, 2016.

(2)	The information in the table includes compensation to Mr. Davidson from June 6, 2016, which was the date he became the Executive Chairman of the Company, as well as fees paid to him prior to such date during 2016.

(3)	The information in the table includes compensation to Mr. Thomas from LIBB prior to the consummation of the Business Combination on May 27, 2015. Mr. Thomas became our Chief Executive Officer on such date.

(4)	Mr. Allen was hired by the Company on June 6, 2016. Mr. Allen entered into a separation agreement with the Company in July 2017, pursuant to which he will continue as the Company’s Chief Financial Officer until August 15, 2017.

(5)	The information in the table includes compensation paid to Mr. Dydensborg by LIBB prior to the consummation of the Business Combination on May 27, 2015. Mr. Dydensborg became our Chief Operating Officer on such date. Mr. Dydensborg ceased being our Chief Operating Officer on June 14, 2017.

(6)	The bonus includes Mr. Davidson’s earned cash bonuses.

(7)	This amount includes 1,667 shares issued on July 29, 2016 as part of the June consulting agreement. This amount also includes 15,000 shares which were issued on October 4, 2016 as part of the amended consulting agreement on September 29, 2016. In addition, 52,635 shares were also issued on October 4, 2016 as part of the June consulting agreement. All shares were issued at $5.50.

(8)	The amount includes the aggregate grant date fair value of 8,333 shares of its common stock the Company will grant to Mr. Allen on May 31, 2017. The amount also includes shares which shall have fair market values equal to $50,000 which will be granted to Mr. Allen on each of May 31, 2018 and 2019. The amount includes the grant date fair value of shares issued to Mr. Allen as a consultant.

(9)	The amount excludes the fair value of 71,686 options which were issued in February 2017 upon the completion of raising $3,000,000. The amount includes the fair value of 286,744 options issued to Mr. Davidson on August 18, 2016.

(10)	This amount includes options granted to Mr. Thomas in connection with the Business Combination on May 27, 2015.

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(11)	This amount includes options granted to Mr. Dydensborg in connection with the Business Combination on May 27, 2015.

(12)	This amount represents medical insurance and travel allowances paid to the officers by the Company.

(13)	This amount represents medical insurance and travel allowances as well as $7,500 which was paid to Mr. Allen in conjunction with his consulting agreement prior to becoming the Chief Financial Officer.

(14)	This amount includes consulting fees paid to Mr. Davidson during 2016 for his services as a consultant.

Compensation Arrangements

The Company’s compensation policies are intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

Compensation Prior to the Business Combination

Paul N. Vassilakos served as Cullen’s sole executive officer during the period from January 1, 2015 to May 27, 2015, the date the Business Combination was consummated. Based on Cullen’s level of operations, financial condition and results of operations, Cullen’s board of directors, in consultation with its compensation committee, determined not to pay any compensation to Cullen’s officers during these periods. Mr. Vassilakos also served as the Company’s Chief Executive Officer from the Company’s inception through May 27, 2015. The Company did not pay him any compensation for such services.

Philip Thomas served as LIBB’s Chief Executive Officer during the period from January 1, 2015 to May 27, 2015, for which LIBB paid him $26,000 per year for such services. LIBB also reimbursed him for all out-of-pocket expenses he incurred on LIBB’s behalf.

Peter Dydensborg served as LIBB’s Chief Operating Officer during the period from January 1, 2015 to May 27, 2015, pursuant to a written employment agreement. Such agreement provided for Mr. Dydensborg to receive a base salary of $170,000 per year. Additionally, Mr. Dydensborg was entitled to an incentive bonus of not less than 15% of his base salary. The employment agreement with Mr. Dydensborg contained provisions for the protection of LIBB’s intellectual property and for non-compete restrictions during employment and in the event of termination (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from LIBB’s customers for a period of one year following termination).

Compensation after the Business Combination

Upon consummation of the Business Combination, Mr. Vassilakos resigned as the Company’s Chief Executive Officer. Messrs. Thomas and Dydensborg became the Company’s Chief Executive Officer and Chief Operating Officer, respectively, and also retained their respective positions with LIBB.

In connection with the closing of the Business Combination, Messrs. Thomas and Dydensborg entered into new employment agreements with the Company to serve as the Company’s Chief Executive Officer and Chief Operating Officer, respectively. Each employment agreement has a term of two years from the closing of the Business Combination, except that the agreement with Mr. Dydensborg provides that either the Company or the executive can terminate the agreement with six months’ advance notice. The employment agreements provide for Messrs. Thomas and Dydensborg to receive base salaries of $150,000 and $130,000, respectively. Additionally, each is entitled to an incentive bonus of up to 50% and 40% of his base salary, respectively.

Pursuant to their employment agreements, upon the closing of the Business Combination, Messrs. Thomas and Dydensborg also received a five-year option to purchase 80,000 shares of the Company’s common stock and 58,667 shares of the Company’s common stock, respectively, at an exercise price of $3.75 per share. The options vest quarterly in equal proportions over the two year employment term. If Mr. Thomas or Dydensborg’s employment is terminated by the Company without “cause” or by such executive with “good reason,” then the option granted to him will become vested in full and will be exercisable for one year from the date of termination. In addition, the options will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee may, (i) accelerate the vesting of the options, or (ii) require the executive to relinquish the option to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award.

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On March 10, 2017, the employment agreement of Mr. Thomas was amended and restated in its entirety to extend the term to December 31, 2019, and increase the annual compensation to $250,000. In addition, Mr. Thomas’ incentive bonuses were changed so that he is eligible to be paid bonuses from time to time based on the achievement of performance goals for Mr. Thomas and the Company as established by the compensation committee. The agreement also included a one-time cash payment of $83,000 upon signing of agreement and an option award with a term of five years to purchase 75,000 shares of the Company’s common stock, with an exercise price of $4.50 per share. Of such shares, 25,000 shares are vested on the date of grant and the remaining 50,000 shares will vest in equal portions on March 10, 2018 and March 10, 2019.

In addition, on January 4, 2017, the Company granted each of Mr. Thomas and Mr. Dydensborg a five-year stock option to purchase 45,547 shares and 31,579 shares, respectively, of the Company’s common stock, each at an exercise price $5.00 and vesting in equal quarterly installments over two years, under the Company’s 2015 Long-Term Incentive Equity Plan. On April 17, 2017, the Company granted Mr. Thomas an additional five-year stock option to purchase 25,000 shares of the Company’s common stock, at an exercise price of $4.50 per share and vesting in three annual installments commencing on the date of grant, a portion of which was granted under the 2015 Long-Term Incentive Equity Plan and a portion of which was granted under the 2017 Long-Term Incentive Equity Plan.

Unless terminated by the Company without “cause” or by the executive with “good reason” (as such terms are defined in the employment agreements), upon termination the executives will be entitled only to their base salary through the date of termination, valid expense reimbursements and certain unused vacation pay. If terminated by the Company without “cause” or by the executives with “good reason,” each executive is entitled to be paid severance (base salary for a period of six months), valid expense reimbursements and accrued but unused vacation pay.

Each of the employment agreements contains provisions for the protection of the Company’s intellectual property and confidential information and certain non-competition restrictions for the executives (generally imposing restrictions during employment and until May 27, 2017 on (i) ownership or management of, or employment or consultation with, competing companies, (ii) soliciting employees to terminate their employment (iii) soliciting business from the Company’s customers, and (iv) soliciting prospective acquisition and investment candidates for purposes of acquiring or investing in such entity).

In June 2016, Julian Davidson became the Company’s Executive Chairman and the Company amended its existing consulting agreement with him to provide, among other things, for him to serve in such role. Pursuant to the amendment, the Company agreed (a) to pay to Mr. Davidson $10,000 per month, and (b) to grant to Mr. Davidson 1,667 shares of the Company’s common stock per month. Upon the Company’s completing an equity raise with gross proceeds of at least $10,000,000, the monthly cash fee to Mr. Davidson under the consulting agreement would increase to $20,000 per month, the monthly stock grant to Mr. Davidson would be eliminated and Mr. Davidson would receive a one-time cash bonus of $95,000 and a one-time grant of 50,000 shares of the Company’s common stock. In addition, upon completion of the aforementioned equity raise and Mr. Davidson obtaining a work visa, Mr. Davidson could enter into an employment agreement with the Company in the form attached to the consulting agreement or into an amended consulting agreement with substantially similar terms (either such agreement, a “Replacement Agreement “). Mr. Davidson also could enter into a Replacement Agreement if more than two months had elapsed since the equity raise and he had not obtained a work visa.

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The Company completed an equity raise in July 2016, but the gross proceeds were less than the $10,000,000 threshold described above. Effective as of August 18, 2016, the Company amended the consulting agreement to reduce the $10,000,000 threshold to $6,900,000 (which was less than the gross proceeds of the July 2016 equity raise). As a result of reducing the threshold, Mr. Davidson’s monthly cash fee increased to $20,000, his monthly stock grant was eliminated and he received a one-time cash bonus of $95,000 and a one-time grant of 50,000 shares of the Company’s common stock, all as described above. Also, as a result of the threshold reduction, Mr. Davidson would have the right to enter into a Replacement Agreement upon obtaining a work visa or upon the elapse of two months from the closing of the July 2016 equity raise. In addition, under the amendment, Mr. Davidson received stock options to purchase 286,744 shares of the Company’s common stock (in place of a stock option previously provided for in the form of Replacement Agreement) and certain of the terms of the form of Replacement Agreement were modified.

On September 29, 2016, after the expiration of two months from the July 2016 equity raise, Mr. Davidson elected to enter into a Replacement Agreement with the Company by amending and restating his consulting agreement. Under the amended and restated consulting agreement, as had been provided in the form of Replacement Agreement, (a) the Company will pay to Mr. Davidson a fee of $20,833 per month, (b) the Company paid Mr. Davidson an incentive of $75,000 on the date of the agreement and will pay to him $165,000 on the first anniversary of such date, (c) the Company granted Mr. Davidson 15,000 shares of the Company’s common stock on the date of the agreement, (d) Mr. Davidson will be eligible to receive an annual additional fee of up to 50% of his annual fee based on Consultant’s performance over each calendar year, and (e) if the Company completed an additional equity raise with gross proceeds of at least $3,000,000, then the Company will issue to Mr. Davidson 20,000 shares of the Company’s common stock and an option to purchase a 71,686 shares of the Company’s common stock with an exercise price equal to the fair market value of the common stock as of such date. In January 2017, the Company completed such a raise, and such options were issued on January 30, 2017. If Mr. Davidson obtains a work visa, he has the right to enter into an employment agreement in the form attached to the amended and restated consulting agreement, which contains substantially the same compensation terms as the amended and restated consulting agreement.

The exercise price of the stock options to purchase 286,744 shares of the Company’s common stock issued to Mr. Davidson on August 18, 2016 is $5.50 per share. One-third of such stock options are immediately vested and the remaining two-thirds vest in equal installments on July 28, 2017 and 2018. The exercise price of the stock options to purchase 71,686 shares of the Company’s common stock issued to Mr. Davidson on January 30, 2017 is $4.09. These stock options vest on the same schedule as the stock options issued on August 18, 2016. All the stock options will expire on July 28, 2021. If Mr. Davidson’s service to the Company is terminated by the Company without “cause” or by him with “good reason,” then the stock options granted to him will become vested in full and will be exercisable for one year from the date of termination. In addition, the stock options will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee may, (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Notwithstanding the foregoing, none of the stock options are exercisable prior to the Company’s stockholders approving them. The stock options will be deemed cancelled, if the Company’s stockholders do not approve them.

In addition, on January 4, 2017, the Company granted each of Mr. Davidson a five-year stock option to purchase 31,630 shares of the Company’s common stock, at an exercise price $5.00 and vesting in equal quarterly installments over two years, under the Company’s 2015 Long-Term Incentive Equity Plan. On April 17, 2017, the Company granted Mr. Davidson an additional five-year stock option to purchase 25,000 shares of the Company’s common stock, at an exercise price of $4.50 per share and vesting in three annual installments commencing on the date of grant, a portion of which was granted under the 2015 Long-Term Incentive Equity Plan and a portion of which was granted under the 2017 Long-Term Incentive Equity Plan.

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Either Mr. Davidson or the Company may terminate the amended and restated consulting agreement with 30 days’ prior written notice. The amended and restated consulting agreement contains certain provisions for protection of the Company’s intellectual property and confidential information and certain non-competition restrictions for Mr. Davidson (generally imposing restrictions during the term of the consulting agreement, on (i) ownership or management of, or employment or consultation with, competing companies, (ii) soliciting employees to terminate their employment (iii) soliciting business from the Company’s customers, and (iv) soliciting prospective acquisition and investment candidates for purposes of acquiring or investing in such entity).

In June 2016, Richard Allen became the Company’s Chief Financial Officer and the Company entered into an employment agreement with him. On July 11, 2017, the Company entered into a separation agreement with Mr. Allen, pursuant to which he will continue as the Company’s Chief Financial Officer until August 15, 2017. Under the employment agreement, Mr. Allen received a base salary of $170,000 until June 6, 2017, at which time his base salary became $185,000. In addition, Mr. Allen was issued a stock option to purchase 30,111 shares of the Company’s common stock at $5.00 per share on January 5, 2017 and a stock option to purchase 120,000 shares of common stock at $4.50 per share on April 17, 2017. Mr. Allen will continue receiving his base salary of $185,000 until August 15, 2017. Under the separation agreement, in connection with his transitioning out of the role of Chief Financial Officer, Mr. Allen will receive an additional two months of his base salary and 50% of his target bonus amount, or an aggregate of $61,668, payable in two installments on or about July 18, 2017 and on or about August 22, 2017. In addition, under the separation agreement, 50% of his unvested stock options will vest immediately and, together with the previously vested portions of such options, together representing 98,820 of the shares underlying his options, will remain exercisable until May 15, 2018. The remainder of the options will immediately terminate. Of the surviving options, 18,820 are the options exercisable at $5.00 per share and 80,000 are the options exercisable at $4.50 per share. The payments under the separation agreement are conditioned on Mr. Allen executing two general waivers and releases of claims, one in connection with the signing of the Agreement and one on August 15, 2017. The separation agreement contains provisions for protection of the Company’s confidential information and certain non-competition restrictions for Mr. Allen.

In connection with the Business Combination, the Company adopted the 2015 Plan, which is administered by the Company’s compensation committee. The committee may grant stock options, stock appreciation rights, restricted stock or other stock-based awards under the plan to the Company’s employees, officers, directors and consultants. On January 18, 2017, the shareholders approved the amendments to the 2015 Plan (i) to increase the number of shares authorized for issuance from 466,667 to 750,000 shares, and (ii) to increase the number of shares that may be granted to a single participant in a calendar year from 100,00 to 300,000 shares.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, if any, for each of the Company’s named executive officers as of December 31, 2016:

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Outstanding Option Awards at Fiscal Year-End for 2016

	Options Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Julian Davidson	95,581	191,163	(1)	5.50	7/18/2021
Philip Thomas	60,000	20,000	(2)	3.75	5/27/2020
Richard Allen	-	-	(3)	-	-
Peter Dydensborg	44,000	14,667	(4)	3.75	5/27/2020

(1)	The options vest in two annual installments on July 18, 2017 and July 18, 2018. The amount excludes the fair value of 71,686 options which were issued in February 2017 upon the completion of raising $3,000,000 subsequent to September 29, 2016 and the fair value of an option to purchase 31,630 shares of common stock issued on January 5, 2017.

(2)	The options vest in two equal quarterly installments on February 27, 2017 and May 27, 2017. The amount excludes the fair value of an option to purchase 75,000 shares of common stock issued on March 10, 2017 in connection with the March 10, 2017 amended employment agreement of Mr. Thomas and the fair value of an option to purchase 45,547 shares of common stock issued on January 5, 2017.

(3)	Excludes the fair value of an option to purchase 30,111 shares of common stock issued on January 5, 2017 and an option to purchase 120,000 shares of common stock issued on April 17, 2017. Under the separation agreement between the Company and Mr. Allen, in connection with his transitioning out of the role of Chief Financial Officer, his options will become exercisable as to 98,820 shares and will remain exercisable until May 15, 2018. The remainder of the options will immediately terminate.

(4)	The options vest in two equal quarterly installments on February 27, 2017 and May 27, 2017. Excludes the fair value of option to purchase 31,579 shares of common stock issued on January 5, 2017.

Outstanding Stock Awards at Fiscal Year-End for 2016

Name	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested (#)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Julian Davidson	-		-		-	-
Philip Thomas	-		-		-	-
Richard Allen	32,314	(1)	84,749	(1)	-	-
Peter Dydensborg	-		-		-	-

(1)	The amount 8,333 shares of its common stock the Company will grant to Mr. Allen on May 31, 2017 at the stock price of $4.17 on December 31, 2016. The amount also excludes shares which shall have fair market values equal to $50,000 which will be granted to Mr. Allen on each of May 31, 2018 and 2019. For the purpose of the number of shares in the disclosure, the value of the stock of $4.17 per share was utilized. Number of shares not vested consist of 8,333 shares which will be issued on December 31, 2016 and an aggregate of 23,981 shares to be issued to Mr. Allen on each of May 31, 2018 and 2019, respectively. This represents stock valued at $34,748, 50,000 and 50,000, to be issued on May 31, 2018 and 2019, respectively. Under the separation agreement between the Company and Mr. Allen, in connection with his transitioning out of the role of Chief Financial Officer, only the shares due as of May 31, 2017 will be granted.

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SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of such reports received by the Company and written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the fiscal year ended December 31, 2016 and thereafter, all reports required to be filed by the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities were filed on a timely basis, except those reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In addition, Eric Watson did not timely file a Form 4 disclosing one transaction (one acquisition of a warrant to purchase 20,000 shares of the Company’s common stock) that occurred on May 12, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of June 27, 2017 by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 8,639,914 shares of the Company’s common stock outstanding as of June 27, 2017, which includes 151,285 shares that the Company sold in its public offering completed in June 2017 that had not been formally issued as of June 27, 2017, but which excludes 462,160 shares that the Company sold in its public offering completed in July 2017. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Current Directors and Officers:
Paul N. Vassilakos (2)	122,785	1.4%
Kerry Kennedy (3)	38,016	*
Richard Y. Roberts (4)	46,944	*
Edward Hanson (5)	38,016	*
Tom Cardella (6)	70,893	*
Julian Davidson (7)	355,550	4.0%
Phil Thomas (8)	863,325	9.8%
Richard Allen (9)	120,003	1.4%
All directors and executive officers (8 persons)	1,655,532	18.1%
Five Percent Holders:
Eric J. Watson (10)	1,502,821	17.0%
Ivory Castle Limited (11)	875,243	10.1%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 116 Charlotte Avenue, Hicksville, NY 11801.

(2)	Includes (i) 23,750 shares subject to warrants that are currently exercisable, and (ii) 23,333 shares subject to stock options that are currently exercisable. Does not include 46,667 shares subject to stock options that will not become exercisable within 60 days.

(3)	Ms. Kennedy’s business address is c/o Robert F. Kennedy Center, 1367 Connecticut Avenue N.W., Suite 200, Washington, D.C. 20036.

(4)	Mr. Roberts’ business address is Roberts, Raheb & Gradler, LLC, 1200 New Hampshire Avenue N.W., Suite 300, Washington, D.C. 20036.

(5)	Mr. Hanson’s business address is 94 Draycott Ave, London SW3 3AD, United Kingdom.

(6)	Includes 25,000 shares subject to warrants that are currently exercisable.

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(7)	Includes 255,195 shares subject to stock options that are currently exercisable or will become exercisable within 60 days. Does not include 159,685 shares subject to stock options that will not become exercisable within 60 days.

(8)	Includes (i) 6,250 shares subject to warrants that are currently exercisable, and (ii) 124,720 shares subject to stock options that are currently exercisable or will become exercisable within 60 days. Does not include 100,827 shares subject to stock options that will not become exercisable within 60 days.

(9)	Includes 47,528 shares subject to stock options that are currently exercisable or will become exercisable within 60 days. Does not include 102,583 shares subject to stock options that will not become exercisable within 60 days. Under the separation agreement between the Company and Mr. Allen, in connection with his transitioning out of the role of Chief Financial Officer, the options held by him will become exercisable as to 98,820 shares and will remain exercisable until May 15, 2018. The remainder of the options will terminate.

(10)	Mr. Watson resigned from his positions as an officer and director of Cullen in November 2013. Represents shares of common stock held by Cullen Holdings, an entity controlled by Mr. Watson. Mr. Watson’s business address is Level 9, 68 Shorthand Street, P.O. Box 91296, Auckland, New Zealand. Includes 185,000 shares subject to warrants that are currently exercisable.

(11)	John Matthew Ashwood and Michael Raymond Shue have voting and dispositive control over the shares of common stock held by Ivory Castle Limited. Ivory Castle Limited’s business address is c/o Suite 5501, 55th Floor, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong. Includes 22,500 shares subject to warrants that are currently exercisable.

Equity Compensation Plans

The following table provides certain information with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance as of December 31, 2016.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	–		–	365,032	(1)
Equity compensation plans not approved by security holders	425,411	(2)	$4.93	–
Total	425,411		$4.93	365,032

(1)	Represents shares of common stock available for issuance under the Company’s 2015 Long-Term Incentive Plan. On January 17, 2017, the stockholders approved to increase the number of shares authorized under the 2015 Long-Term Incentive Plan to 750,000.

(2)	Represents stock option grants to Philip Thomas and Peter Dydensborg upon consummation of the Business Combination and stock options granted to Mr. Davidson on August 18, 2016 under his amended consulting agreement. The material terms of the stock options granted to Messrs. Thomas, Dydensborg and Davidson are described under “Executive Compensation.” On January 17, 2017, the stockholders approved Mr. Davidson’s stock option grant.

The foregoing table does not include awards granted and plans adopted after December 31, 2016 as described elsewhere in this proxy statement.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

On November 23, 2015, the Company entered into a reimbursement agreement with Magnum Vending Corp. (“Magnum”), an entity managed by Philip Thomas, the Company’s Chief Executive Officer and a member of the Board, and certain of his family members, and owned by Mr. Thomas’ father. In exchange for the exclusive right to stock vending machines owned by Magnum, the Company agreed to reimburse Magnum for certain costs that Magnum incurred to acquire the machines. The reimbursements will be made in 35 monthly payments, the first three in the amount of $14,544 and the remaining payments in the amount of $3,819. Upon completion of these payments, Magnum will transfer the vending machines to the Company. In addition, in exchange for the right to stock certain other vending machines that Magnum has the right to use, the Company agreed to purchase the products required to be displayed in those vending machines from Magnum, at a price equal to Magnum’s cost for such products. The Company may terminate the agreement and all obligations to make future payments on ten days’ written notice to Magnum.

Also on November 23, 2015, the Company entered into Credit and Security Agreement, as amended as of January 10, 2016 and April 7, 2016 (the “Credit Agreement”), with Brentwood LIIT Inc., which subsequently assigned its interest to Brentwood LIIT (NZ) Ltd. ( the “Lender”). The Lender is controlled by Eric Watson, who beneficially owned approximately 17.0% of the Company’s outstanding common stock as of June 27, 2017. The Credit Agreement provides for a revolving credit facility (the “Credit Facility”) in an available amount of up to $1,500,000, subject to increases as provided in the Credit Agreement (the “Available Amount”), up to a maximum amount of $3,500,000 (the “Facility Amount”). The Company paid the Lender a one-time facility fee of $87,500, which was capitalized and added to the principal amount of the loan, and will pay the Lender $30,000 for its expenses at the maturity date, November 23, 2018. In addition, in connection with the establishment of the Credit Facility, the Company issued a warrant to the Lender (the “Lender Warrant”) entitling the holder to purchase 1,111,111 shares of common stock at an exercise price of $4.50. The Credit Facility bears interest at rate equal to the prime rate plus 7.5%, compounded quarterly, and matures on November 23, 2018. The loans under the Credit Agreement are evidenced by a secured promissory note (the “Lender Note”). The Lender may elect to convert the outstanding principal and interest under the Lender Note into shares of the Company’s common stock at a conversion price of $4.00 per share. As of September 30, 2016 and December 31, 2015, the outstanding balance of the loans under the Credit Facility was approximately $0 and $1,091,571. The largest amount outstanding since the inception of the loans was $1,669,376. No interest was paid in cash on the loans, although $81,896 of interest was compounded by adding to the outstanding balance of the loans. Upon the closing of the Company’s July 2016 equity raise, the Company completed a recapitalization transaction with the Lender in accordance with to the April 7, 2016 amendment to the Credit Agreement (the “Recapitalization”). Pursuant to the Recapitalization, all of the outstanding principal and interest under the Lender Note was converted into 421,972 shares of common stock and the Lender Warrant was exchanged for 486,111 shares of common stock. The Company may continue to request advances under the credit facility subject to the terms and conditions of the Credit Agreement.

On April 28, 2015, the Company received $150,000 as proceeds from a loan from Bass Properties, LLC, a stockholder of the Company. This note had an interest rate of 10% per annum and was scheduled to mature on July 31, 2016. On June 30, 2015 the note and accrued interest of $152,425 were converted into 38,107 shares of common stock.

On May 4, 2015, the Company received $400,000 as proceeds from a loan with Ivory Castle Limited, a stockholder of the Company. This note has an interest rate of 6% per annum and was scheduled to mature on July 31, 2016. On June 30, 2015 the note and accrued interest of $403,485 were converted into 100,872 shares of common stock.

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On June 30, 2015, a family member of Paul Vassilakos, a member of the Board, purchased 12,500 shares of common stock for $4.00 per share for an aggregate of $50,000. In addition, on June 30, 2015, family members of Philip Thomas, Chief Executive Officer and a member of the Board purchased 12,500 shares of common stock for $4.00 per share for an aggregate of $50,000.

On September 17, 2015, as part of a private placement by the Company, Paul Vassilakos, a member of the Board, purchased 6,250 units from the Company at a purchase price of $4.00 per unit, for an aggregate of $25,000. On November 30, 2015 and March 14, 2016, as part of the February Private Placement, Mr. Vassilakos purchased 10,000 units and 7,500 units, respectively, in each case at a purchase price of $4.00 per unit, for an aggregate of $70,000. On September 30, 2015, as part of the October Private Placement, Philip Thomas, Chief Executive Officer and a member of the Board, purchased 6,250 units from the Company for a purchase price of $4.00 per unit, for an aggregate of $25,000. Ivory Castle Limited, a stockholder of the Company, purchased 22,500 units from the Company for a purchase price of $4.00 per unit, for an aggregate of $90,000 and Bass Properties LLC, a stockholder of the Company, purchased 15,000 units from the Company for a purchase price of $4.00 per unit, for an aggregate of $60,000.

Philip Thomas, the Company’s Chief Executive Officer, a member of the Board and the beneficial owner of 9.8% of the Company’s outstanding common stock as of June 27, 2017, and Thomas Panza, the beneficial owner of 8.8% of the Company’s outstanding common stock, are parties to the Merger Agreement and certain related agreements, including a registration rights agreement. Pursuant to the Merger Agreement, upon consummation of the Business Combination on May 27, 2015, each of Messrs. Thomas and Panza was issued 721,641 shares of the Company’s common stock.

Pursuant to the lock-up agreements, Messrs. Thomas and Panza will not be able to sell any of the shares of the Company’s common stock that they received as a result of the Business Combination until May 27, 2016, subject to certain limited permitted transfers and subject to early release from such restrictions in the event that the Company consummates a liquidation, merger, stock exchange or other transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or property.

Pursuant to the registration rights agreement, the former members of LIBB (the “LIBB members”), including Messrs. Thomas and Panza, are entitled to demand that the Company register the shares issued to them pursuant to the Merger Agreement under the Securities Act of 1933, as amended. The LIBB members can elect to exercise these registration rights at any time after the closing of the Business Combination. In addition, the LIBB members have certain “piggy-back” registration rights with respect to registration statements filed subsequent to consummation of the Business Combination. Notwithstanding such registration rights, the lock-up restrictions described above shall remain in effect for the balance of the twelve month period. These shares were registered under the Securities Act pursuant to a registration statement on Form S-3 (File No. 333-213875), which was declared effective by the SEC on January 31, 2017.

James Meehan, who was the Company’s Chief Accounting Officer until September 19, 2016 was paid $83,077 and $154,785 as compensation as an employee for the years ended December 31, 2016 and 2015, respectively. In 2016, Mr. Meehan also received 12,000 shares of the Company’s common stock for consulting services provided to the Company. In 2015, Mr. Meehan also received a five-year option to purchase 16,000 shares of the Company’s common stock, at an exercise price of $3.75 per share. Upon Mr. Meehan’s resignation, the option to purchase 16,000 shares was forfeited.

Thomas Panza, who as of March 27, 2017 beneficially owned 8.8% of the Company’s outstanding common stock, and served as the LIBB purchasing manager until October 31, 2016. In connection with this role, for the years ended December 31, 2016 and 2015, Mr. Panza was paid $70,769 and $53,077, respectively. In addition, at the closing of the Business Combination, he received a five-year option to purchase 40,000 shares of the Company’s common stock at an exercise price of $3.75 per share, vesting quarterly in equal proportions over the two year employment term. Upon Mr. Panza’s resignation, the option to purchase 40,000 shares was forfeited.

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Cullen Investments Ltd., a company controlled by Eric Watson, who beneficially owned approximately 17.0% of the Company’s common stock as of June 27, 2017, and Petrina Advisors, Inc., a company owned by Paul Vassilakos, a member of the Board, have paid certain expenses on the Company’s behalf. As of December 31, 2016 and December 31, 2015, accounts payable and accrued expenses to these parties were $4,032 and $87,258, respectively.

We record revenue related to sales to Magnum. For years ended December 31, 2016 and 2015, sales to this related party were $3,451 and $4,800, respectively. As of December 31, 2016 and December 31, 2015, there was $0 and $518, respectively, due from this related party which was included in accounts receivable in the consolidated balance sheets. The Company also purchases product to supplement certain vending sales from this entity. For the year ended December 31, 2016 and 2015, the Company purchased $27,557 and $9,356, respectively, of product from this entity. As of December 31, 2016 and 2015, the outstanding balance due to this entity included in accounts payable was $10,043 and $3,242, respectively.

On December 27, 2016, Long Island Iced Tea Corp. the Company consummated the December Offering of 406,550 shares of the Company’s common stock (including 2,375 shares being sold to a member of the Board of Directors, through Network 1 Financial Securities, Inc. and Dawson James Securities, Inc., as underwriters, pursuant to the terms of the underwriting agreement, dated December 21, 2016, between the Company and Network 1, as representative of the underwriters. The Shares were sold for a price to the public of $4.00 per share. The Offering generated total net proceeds, after underwriting discounts and payment of other offering expenses, of $1,423,128.

Effective on March 21, 2017, an entity controlled by Eric Watson, a stockholder who beneficially owns 17.3% of our shares on such date, Philip Thomas (Chief Executive Officer), Julian Davidson (Executive Chairman), Richard Allen (Chief Financial Officer), and Paul Vassilakos (Director) have committed to fund the Company’s net cash requirements through March 31, 2018. In consideration of this commitment, the Company granted the entity controlled by Eric Watson a one-year warrant to purchase up to 165,000 shares of the Company’s common stock at an exercise price of $4.18 per share. The exercise price and number of shares issuable upon exercise of the warrant may be adjusted in certain circumstances including in the event of a stock dividend, stock split, or the Company’s reorganization, merger or consolidation, or the Company’s dissolution in connection with the sale of its assets.

Cullen Related Party Transactions

The holders of the majority of the Founders’ Shares (as defined below) are entitled to make up to two demands that Cullen register such shares pursuant to a registration rights agreement entered into with the predecessor in connection with the predecessor’s initial public offering. The “Founders’ Shares” are shares that were acquired from Cullen’s predecessor prior to such predecessor’s initial public offering. The holders of such Founders’ Shares became stockholders of Cullen upon consummation of Cullen’s business combination with the predecessor and became stockholders of the Company’s upon consummation of the Business Combination between the Company, Cullen and LIBB. These shares were registered under the Securities Act pursuant to a registration statement on Form S-3 (File No. 333-213875), which was declared effective by the SEC on January 31, 2017.

On December 31, 2014, Cullen entered into a Sale and Purchase Agreement with Hart Acquisitions LLC (“Hart”), an affiliate of Richard Watson, a former director of Cullen and the brother of Eric Watson, Cullen’s former Chief Executive Officer and current principal stockholder, pursuant to which, on January 31, 2015, Cullen sold to Hart certain assets and intellectual property related to Cullen’s former agricultural business for an aggregate of $125,000. The assets consisted of all of Cullen’s remaining equipment, including computer equipment, agricultural equipment, vehicles, a mower, and a tractor. The intellectual property consisted of Cullen’s proprietary farming system (including forage growth and yields, animal genetics and milking systems) that was developed by adapting established grazing science, processes, technology, and genetics to liquid milk production in the Southeastern United States. Additionally, in the event that Hart sells the intellectual property subject to the agreement or licenses the intellectual property to a third party at any time prior to January 31, 2020, Cullen will be entitled to 20% of the amount received from such sale or license.

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Related Person Policy

Upon consummation of the Business Combination, the Company adopted a Related Person Policy that requires the Company (and the Company’s subsidiaries, including LIBB) to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except as approved by unconflicted executives, the Board, or audit committee in accordance with guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

The Company’s audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent the Company enters into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. Additionally, the Company will require each of its directors and executive officers to complete an annual directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2018 annual meeting of stockholders on July 11, 2018. A proposal that a stockholder intends to present at the 2018 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than March 9, 2018. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2018 annual meeting of stockholders, this notice must be received no earlier than April 12, 2018 and no later than May 12, 2018. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, Long Island Iced Tea Corp., 116 Charlotte Avenue, Hicksville, New York 11801.

Dated July 14, 2017

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ANNEX A

LONG ISLAND ICED TEA CORP.

2017 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Long Island Iced Tea Corp. 2017 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e)  “Common Stock” means the Common Stock of the Company, par value $0.0001 per share.

(f)  “Company” means Long Island Iced Tea Corp., a corporation organized under the laws of the State of Delaware.

(g)  “Disability” means physical or mental impairment as determined under procedures established by the Committee, in accordance with Section 22(e)(3) of the Code, for purposes of the Plan.

(h)  “Effective Date” means the date determined pursuant to Section 11.1.

(i)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or Nasdaq, but is readily tradable in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith, based on the reasonable application of a reasonable valuation method.

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(j)  “Holder” means a person who has received an award under the Plan.

(k)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)  “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n)  “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)  “Plan” means the Long Island Iced Tea Corp. 2013 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q)  “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t)  “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

A-2

Section 2. Administration.

2.1. Committee Membership.  The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 350,000 shares in the aggregate.

A-3

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 6.2(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 850,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

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Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

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(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

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Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

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7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then, immediately prior to the closing date of such acquisition, the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

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Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

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(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases; provided, that the granting of an award hereunder in any year shall not entitle the Holder thereof to future awards under this Plan or any such arrangement.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement, using the minimum statutory rate. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7       Clawback. Notwithstanding any other provisions of the Plan, any award which is subject to recovery under any law, government regulation or listing requirement of any national securities exchange on which the Company’s securities are listed, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or listing requirement).

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12.8. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.9. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.10. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.11. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.12. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.13. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan without the consent of any Holder to comply with Code Section 409A in the future.

12.14. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

LONG ISLAND ICED TEA CORP.

89823_REV1_CST_LI-Iced-Tea NO-PHONE_NO-INTERNET_PC

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

LONG ISLAND ICED TEA CORP.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE FOUR NOMINEES LISTED UNDER PROPOSAL 1 BELOW AND "FOR" PROPOSALS 2 AND 3, AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Class 2 Directors

(01) Julian Davidson
(02) Philip Thomas
(03) Paul Vassilakos
(04) Tom Cardella

FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

FOR ☐ AGAINST ☐ ABSTAIN ☐

3. Ratification of independent registered public accounting firm.

FOR ☐ AGAINST ☐ ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1 ABOVE AND "FOR" PROPOSALS 2 AND 3.

CONTROL NUMBER

☐

Signature____________________ **Signature, if held jointly**____________________ **Date**______, **2017.**

Note Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

89823_REV1_CST_LI-Iced-Tea NO-PHONE_NO-INTERNET_PC

The proxy statement and our Annual Report to Stockholders are available at http://www.cstproxy.com/longislandicedtea/2017

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Julian Davidson and Philip Thomas, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Long Island Iced Tea Corp. held of record by the undersigned at the close of business on June 27, 2017 at the Annual Meeting of Stockholders of Long Island Iced Tea Corp. to be held on August 9, 2017, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS LISTED UNDER PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)